UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi , Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Li Sin Tan

On January 27, 2023, Energem Corp. (the “Company”) received notice from Li Sin Tan that she was resigning, effective as of that date, from her position as Executive Director of the Board of Directors of the Company.

On the same date, Li Sin Tan also provided notice that she was resigning from her position as Managing Member of Energem LLC, a Cayman Islands limited liability company (the “Sponsor”) and in connection with the resignation the Members of the Sponsor resolved to redeem her membership interests in the Sponsor, effective as of that date. The resignation of Ms. Tan as a member of the Sponsor was subject to the approval of the members of the Sponsor by special resolution, which became effective upon the admission of an additional member to the Sponsor pursuant to a special resolution. Effective as of January 27, 2023 Doris Wong Sing Ee was admitted as a member of the Sponsor and Ms. Tan’s resignation was approved effective as of the same date. On the same date, Ms. Tan and the Sponsor entered into a Redemption and Withdrawal Agreement to document the redemption of Ms. Tan’s member interest in the Sponsor.

Ms. Tan stated that her resignation from the Company and from the Sponsor was for personal reasons and not the result of any disagreement with the Company or the Sponsor on any matter relating to their operation, policies (including accounting or financial policies) or practices.

Board of Director / Manager Changes

In connection with the resignation of Ms. Tan as Executive Director, on January 27, 2023, the Board also approved the re-designation of Board member Doris Wong Sing Ee, as Executive Director of the Board, effective as of the same date. Prior to this appointment, Ms. Wong served as an Independent Director and Member of the Audit Committee and the Compensation Committee.

On the same date, the Sponsor appointed Ms. Wong as a Member of the Sponsor to replace Ms. Tan, which appointment received the approval of the members of the Sponsor by special resolution effective as of January 27, 2023 and as a Manager of the Sponsor, which appointment received the approval of the members of the Sponsor by ordinary resolution effective as of the same date.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Energem Corp. and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Energem’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Energem will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Energem’s directors and executive officers and their ownership of Energem ordinary shares is set forth in Energem’s final prospectus dated November 15, 2021 and filed with the SEC on November 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Graphjet Technology Sdn. Bhd. and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Energem in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Graphjet’s industry and market sizes, future opportunities for Energem and Graphjet, Energem and Graphjet’s estimated future results and the transactions contemplated by the Share Purchase Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Share Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Energem’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Energem’s securities; (ii) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed by Energem’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Energem; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Share Purchase Agreement, including the adoption of the Share Purchase Agreement by the shareholders of Energem, the satisfaction of the minimum cash amount following redemptions by Energem’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a track record for Graphjet to determine the market’s reaction to its technology; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Share Purchase Agreement on Graphjet’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Share Purchase Agreement disrupt current plans and operations of Graphjet; (viii) the outcome of any legal proceedings that may be instituted against Graphjet or Energem related to the Share Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of Energem’s securities on Nasdaq Global Market; (x) the price of Energem’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Graphjet operates, variations in performance across competitors, changes in laws and regulations affecting Graphjet’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Share Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Graphjet operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Graphjet’s operations; (xiii) the risk that Graphjet and its current and future collaborators are unable to successfully develop and commercialize Graphjet’s products or services, or experience significant delays in doing so; (xiv) the risk that Graphjet may not achieve or sustain profitability; (xv) the risk that Graphjet will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that Graphjet experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Energem and Graphjet or the date of such information in the case of information from persons other than Energem or Graphjet, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Graphjet’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: January 31, 2023	By:	/s/ Swee Guan Hoo
	Name:	Swee Guan Hoo
	Title:	Chief Executive Officer